Note 12. Employee Stock Ownership Plan	12 Months Ended
Dec. 31, 2017
Notes
Note 12. Employee Stock Ownership Plan

Note 12.  Employee Stock Ownership Plan

The Company’s employee stock ownership plan (ESOP) is intended to be a qualified retirement plan and an employee stock ownership plan. All employees having one year of service are eligible to participate in the ESOP. The ESOP is funded by two 8% promissory notes issued by the Company. The shares of common stock are pledged to the Company as security for the loans.  The promissory notes are payable from the proceeds of annual contributions made by the Company to the ESOP. In the event that the Company elects not to make a Plan contribution in any given year, the corresponding shares applicable to that year are released from the Trust to the Company in consideration of that years’ note payment. In January 2001, the Plan and accompanying promissory notes were amended to conform to the Company’s current employment structure, by extending the note repayment terms through 2044.

Assuming a Plan contribution is made, shares are allocated to the participants’ accounts in relation to repayments of the loans from the Company. At December 31, 2017, a total of 2,147,735 shares with a fair market value of $42,955 were unearned.

In 2011, the Company decided to temporarily suspend contributions to the Plan. Therefore the Trust was unable to make its annual loan payment to the company and a loan default occurred. In accordance with the Pledge Agreement between the Company and the Trust, the shares attached to the loan payments subsequent to the 2010 contribution reverted back to the Company as treasury shares. In 2017, 79,545 shares, with a market value of $1,590, reverted back to the Company treasury. In 2016, 79,545 shares, with a market value of $4,773, reverted back to the Company treasury.